Other Payables and Accrued Expenses (Details) - Schedule of components of other payables and accrued expenses ¥ in Thousands, $ in Thousands	Dec. 31, 2022 CNY (¥)	Dec. 31, 2022 USD ($)	Jun. 30, 2022 CNY (¥)
Schedule of Components of Other Payables and Accrued Expenses [Abstract]
Payroll payable	¥ 17,780	$ 2,578	¥ 13,844
Accrued expenses	3,203	464	3,924
Value-added tax recoverable	(416)	(60)	(700)
Employee’s individual income tax	459	67	407
Others	1,503	217	1,970
Other payables and accrued expenses	¥ 22,529	$ 3,266	¥ 19,445